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                                    FORM OF LEASE


DATED
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                           P.R. JUBERT ESQ AND OTHERS   (1)
                              PALMER & WEBB LIMITED     (2)
                           J.C. PALMER AND R.H. WEBB    (3)


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                                      L E A S E

                          Re:  premises known as Unit  ____

                    Fountain house Cleeve Road Leatherhead Surrey

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              Commencing  :

              Term of Years:

              Expires     :

              Rent of





                                 TURNER KENNETH BROWN
                                   100 Fetter Lane
                                   London EC4A 1DD

                                        Ref:

                                  Tel:  01-242 6006


                                          1.

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T H I S   L E A S E   made the
of
B E T W E E N :

(1) PETER ROWLEY JUBERT of Clouds Hills Farm Leatherhead Road Oxshott Surrey ANDREW CHARLES JUBERT of Stable House Home Farm Coldharbour Lane Dorking Surrey RH4 3JG PAUL JUBERT of Tollgate Cottage Effingham Common Road Effingham Surrey and JOHN ROWLEY JUBERT of Byways Rose Hill Dorking Surrey ("the Landlord")

(2) PALMER & WEBB LIMITED whose registered office is at Regent House First Floor 188 High Street Sutton Surrey ("the Tenant") and

(3) JULIAN CHRISTOPHER CLAYTON PALMER of Tanglewood Holmbury St. Mary Dorking surrey RH5 6LQ and REGINALD HARRY WEBB OF 36 Shaftesbury Way Twickenham Middlesex TW2 5RP ("the Sureties")


W I T N E S S E T H   as follows:-

DEFINITIONS AND INTERPRETATION

1. (1) THE following expressions shall unless the context otherwise requires have the following meanings:-

         (i) "the Landlord" includes the person for the time being entitled to


                                          2.

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         the reversion immediately expectant on the determination of the term

         (ii) "the Tenant" includes the Tenant's successors in title and personal representatives and if two or more persons obligations herein express or implied on the part of the Tenant shall apply to such persons jointly and severally

         (iii) "the Sureties" shall include if any Surety is an individual his personal representatives

         (iv) "the demised premises" means the premises demised by Clause 2(1) and any part thereof

         (v) "Plan 1" means the plan annexed hereto and marked Plan 1 and "plan 2" means the plan annexed hereto marked Plan 2 and anything referred to herein as shown on the said plans or either of them is so shown for identification only

         (vi) "The Building" means the building of which the demised premises form part including all alterations and improvements to such building and all plant equipment machinery fittings and


                                          3.

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         furnishings now or hereafter on or about it and not included in any demise thereof

         (vii) "the Property" means the Landlord's property known as Fountain House and shown edged red on Plan 2 upon which the Building is erected


                                          4.

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                             [PICTURE OF LEASED PREMISES]



                                          5.

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         (viii)    "utilities" means and includes foul and surface water
         drainage electricity gas water telephone heating ventilation air conditioning the passage of smoke and fumes and all other utilities and services and facilities from time to time provided or capable of being provided to the Building the demised premises or any other material premises

         (ix) "conducting media" means and includes sewers drains watercourses pipes wires vents chimneys ducts shafts cables cisterns tanks gutters radiators meters sanitary and water apparatus and all other conducting media or apparatus for the provision of utilities

         (x) "the term" means the term of years granted by Clause 2(1) together with the period of any extension or holding over thereof whether by statute or at common law

         (xi) "the commencement date" means the date expressed in Clause 2(1) as the commencement of the term

         (xii) "the insured risks" means fire storm tempest lightning explosion flood


                                          6.

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         burst pipes impact and (in peacetime) aircraft and articles dropped therefrom riot civil commotion malicious damage and such other insurable risks as the Landlord may require (including provision for the cost of demolition removal of debris temporary works professional fees and disbursements and other incidental expenses) together with loss of rent for such period (being not less than two years) as the Landlord may require having regard to the likely period required for reinstatement in the event of partial or total destruction

         (xiii) "Unit" "the Common Areas" "the service charge" and "service charge period" shall have the meanings assigned to them in the Second Schedule

         (xiv) "services" means and includes any services or other obligations or things provided or performed by the Landlord which fall within the scope of the service charge

         (xv) "the Tenant's proportion of the service charge" means the part of the service charge for which the Tenant


                                          7.

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         is liable which shall be one sixth of the total of the service charge

         (xvi) "Notice" means a notice in writing to the Tenant forty-eight hours before any entry is made on the demised premises PROVIDED THAT in the case of an emergency no notice shall be required

         (xvii) "the prescribed rate" means four percent per annum above the Base Rate of The Royal Bank of Scotland plc (or such other Clearing Bank as the Landlord shall nominate) for the time being

         (xviii)   "the Planning Acts" means the Town and Country Planning Acts
         1971 to 1974

         (xix) "this Lease" means these presents whether the same are a head lease or an inferior lease of any degree

         (xx) "relevant review date" "reviewed rent" "the Surveyor" "the said interval" and "the shortfall" shall have the meanings assigned to them in Clause 6

         (xxi) "the Landlord's Surveyor" shall mean any person or firm appointed by or acting for the Landlord (including


                                          8.

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         an employee of the Landlord) to perform the function of a surveyor for any purpose of this Lease

    (2) References to any statute herein shall be deemed to refer to any statutory extension modification or re-enactment thereof for the time being in force and any regulations or orders made thereunder

    (3) Where in this Lease any act is prohibited the Tenant shall not allow permit or suffer such act to be done

    (4) Words importing the singular number shall include the plural and vice versa and words importing the masculine or neuter gender shall include all or any of the masculine feminine and neuter genders

    (5)  The headings herein shall not affect the construction of this Lease

PREMISES DEMISED, HABENDUM, REDDENDUM

2. (1) THE Landlord hereby demises unto the Tenant ALL THAT Part of the First Floor of the Building shown on Plan 1 and thereon edged red and known as Unit ___ Fountain House and more specifically described in the First Schedule hereto TOGETHER WITH the Landlord's fixtures and fittings now or at


                                          9.

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    any time during the term hereby granted in or on the demised premises
    TOGETHER ALSO WITH:

         (i) the right to use the utilities supplied or provided by means of such conducting media as actually serve the demised premises at the date hereof

         (ii) A right of way over and along the section of the forecourt coloured brown on Plan 2 with or without vehicles for the sole purpose of gaining access to and egress from the car parking spaces and on foot only for the sole purpose of gaining access to and egress from the demised premises over and along the said forecourt (but so that such right shall not prevent the parking of cars on the car parking spaces) paths entrances landings passages and staircases in the Property

         (iii) subject to the provisions of Clause 3(46) the right to park one private motor vehicle in each of the parking spaces numbered 14 15 16 and 17 shown on Plan 2

         (iv) the right of support and protection from the remainder of the Building


                                         10.

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         (v)       the right to use the sanitary conveniences shown on Plan 1 and situated on the First floor of the Building

         (vi) The right to keep one dustbin in the dustbin area hatched green on plan 2 or in such other place as the Landlord shall from time to time designate and the right of access thereto for the purpose of depositing and removing refuse

    EXCEPTING AND RESERVING unto the Landlord and their tenants and the occupiers of the Building and any adjoining or neighbouring premises and all other persons authorised by the Landlord or having the like rights and easements:

         (i) the free and uninterrupted passage and running of utilities from and to other parts of the Building and any adjacent or nearby property through the conducting media which are now or may hereafter during the term be in or upon or under the demised premises with the right to construct and maintain new conducting media for the benefit of any adjacent or nearby premises the right to


                                         11.

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         repair maintain and renew such existing and new conducting media and the right at any time but on Notice to enter (or in the Tenant's absence to break and enter) the demised premises

         (ii) the full right and liberty at any time or from time to time to execute works and erections upon or to alter or rebuild any other part of the Building or any adjacent or nearby premises and to use the other parts of the Building and any adjacent or nearby premises in such manner as the Landlord may think fit notwithstanding that the access of light and air to the demised premises may thereby be interfered with

         (iii) the full right of support and protection from the demised premises enjoyed by other parts of the Building

         (iv) the full right and liberty to build on or into any perimeter wall of the demised premises and after giving Notice to enter the demised premises to place and lay in under and upon the same such footings for any intended wall or structure with the foundations therefor as the Landlord shall think proper and


                                         12.

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         for such purpose to excavate the demised premises along the line of the junction between the demised premises and any adjoining premises AND also the right to erect and use scaffolding upon the demised premises for such purposes

         (v) the full right and liberty at any time on Notice to enter (or during the Tenant's absence to break and enter) the demised premises in order to (a) inspect or view the condition of the demised premises (b) carry out work upon any adjacent or nearby premises and
         (c) to carry out any repairs or other work or do contained or referred to in the Second Schedule hereto

    TO HOLD the same unto the Tenant from and including the _____ day of _____ 19 _____ for the term of _____ years SUBJECT to all rights easements privileges restrictions and stipulations of whatever nature affecting the demised premises and YIELDING AND PAYING therefor unto the Landlord FIRSTLY during the first _____ years of the term the yearly rent of _____ and during the remainder of the term the yearly rent of

                                         13.
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    _____ or such other rent as may be assessed in accordance with the provisions of Clause 6 whichever shall be the greater without any deduction by equal quarterly payments in advance on the usual quarter days in every year the first of such payments (being a proportionate part of a quarter's rent if appropriate) to be made on the signing hereof AND YIELDING AND PAYING by way of additional rent during the term SECONDLY the gross cost to the Landlord from time to time (including any increased premium payable in respect of the demised premises or any adjoining property or other parts of the Building by reason of any act or omission of the Tenant) of keeping the demised premises insured in the full reinstatement value thereof against loss or damage by the insured risks such additional rent to be paid on demand without any deduction and THIRDLY the Tenant's proportion of the service charge at the times and in the manner specified in the Second Schedule


                                         14.
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INTEREST ON ARREARS

    (2) In the event of the rents hereinbefore reserved or any other money (or part thereof) due from the Tenant under the provisions of this Lease being in arrear or unpaid for any period after the same become due (whether formally demanded or not) or if earlier the date upon which the Landlord shall have expended moneys in respect of which interest is required under this Lease then the Tenant shall pay to the Landlord interest from the due date for payment or the date of expenditure of money by the Landlord (as the case may be) on all such sums as are in arrear or unpaid at the prescribed rate current at such date compounded with quarterly rests on the usual quarter days until the date of payment and any such interest shall be recoverable by the Landlord as rent in arrear

3.  THE Tenant hereby covenants with the Landlord as follows:-

RENTS

    (1) To pay the said rents at the times and in manner aforesaid and (save for the said additional rents) by bankers standing order or direct debit


                                         15.
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RATES AND OUTGOINGS

    (2) (a) To pay and discharge all existing and future rates taxes duties charges burdens assessments impositions and outgoings whatsoever (hereinafter collectively called "outgoings") and whether or not of a non-recurring nature which now are or may be charged levied assessed imposed or payable in respect of the demised premises either by the owner or the occupier thereof and to pay bear and discharge the proportion properly attributable to the demised premises of any outgoings which may be charged levied assessed or imposed upon any premises of which the demised premises form part (such proportion to be determined by the Landlord's Surveyor whose decision shall be final) and not to make any claim for relief against outgoings payable in respect of the demised premises without the Landlord's prior written consent

         (b) To pay to the Landlord on demand all outgoings for utilities available to or used on the demised premises and in case any utilities shall be metered


                                         16.
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         jointly with those used on other premises or the outgoings therefor shall be assessed on or payable in respect of any part of the demised premises in common with other premises to pay to the Landlord a fair proportion to be settled in case of difference by the Landlord's Surveyor whose decision shall be final

REPAIR (INTERNAL ONLY)

    (3) Throughout the term to put and keep the interior of the demised premises and (without prejudice to the generality of the foregoing) all additions thereto and the Landlord's fixtures thereon and the conducting media thereof in good and substantial repair and condition free from all defects (whether or not inherent) in the demised premises

FIXTURES AND FITTINGS

    (4) Without prejudice to the generality of the foregoing to repair or replace forthwith by new articles of similar kind and quality any fixtures fittings or plant or equipment (other than tenants or trade fixtures and fittings) in the demised premises which shall become in need of repair or replacement


                                         17.
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REPAINTING

    (5) Without prejudice to the generality of the foregoing to paint with three coats of good quality paint in a workmanlike manner all the internal parts of the demised premises previously or usually painted in every fourth year of the term the painting to be done in the last year of the term (whether determined by effluxion of time or otherwise) as well and after every such painting to treat redecorate repaper and clean all such parts as have been previously or ought to be so dealt with using treatment and materials of good quality such painting and redecorating in the last year of the term to be carried out in colours and materials first approved in writing by the Landlord

WORKS REQUIRED BY STATUTE

    (6) That the Tenant will during the term do and execute or cause to be done and executed all such works as under or by virtue of any Act of Parliament already or hereafter to be passed now are or shall or may be directed or required by any public local or other competent authority to be done or executed upon or in respect of the demised premises or any part thereof by the owner Landlord Tenant


                                         18.
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    or occupier thereof and will keep the Landlord indemnified against all claims and liability in respect thereof

INSPECTION, NOTICE OF WANTS OF REPAIR

    (7) To permit Landlord's Agents with or without workmen and others at reasonable times upon Notice to enter upon and examine the condition of the demised premises and if as a result of such examination or otherwise the Landlord becomes aware of any breaches of covenant by the Tenant hereunder the Landlord may serve upon the Tenant a notice in writing specifying any repairs and/or other works necessary to be done and requiring the Tenant forthwith to execute the same and if the Tenant shall not within one month after service of such notice proceed diligently with the execution of such repairs and/or other works and thereafter diligently complete the same then to permit the Landlord to enter upon the demised premises and execute such repairs and/or other works and the cost thereof together with interest thereon at the prescribed rate current at the date one month after service of such notice for the period from that date to the date of


                                         19.
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    payment shall be forthwith recoverable as liquidated damages or as rent in arrear

ENTRY BY LANDLORD FOR WORKS

    (8) To permit the Landlord's Agents and workmen at all reasonable hours in the daytime upon Notice to enter upon the demised premises so far as may be useful or necessary in order to inspect maintain repair or execute any works of construction or otherwise alter any other part of the Building or adjoining property or any conducting media upon or under the demised premises

ENTRY BY LANDLORD FOR GENERAL PURPOSES

    (9) To permit Landlord's Agents with or without workmen and others at reasonable times upon Notice to enter upon the demised premises for any purpose connected with the interest of the Landlord in the demised premises and not hereinbefore referred to including (without prejudice to the generality of the foregoing) for the purpose of making or disposing of any interest of the Landlord

PLANNING APPLICATIONS AND PERMISSIONS

    (10) (a) At the expense of the Tenant to obtain from the appropriate authorities



                                         20.
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    all licences consents and permissions as may be required for the carrying out by the Tenant of any operations or uses on any part of the demised premises

    (b) Not without the prior written consent of the Landlord to make any application for permission under the provisions of the Planning Acts without first producing a copy of the same and obtaining the prior written consent of the Landlord to such application

    (c) Notwithstanding any consent that may have been granted by the Landlord not to implement any planning permission before such permission has been produced to the Landlord and acknowledged by it in writing as satisfactory to it but so that the Landlord may refuse so to express its satisfaction with any such planning permission on the ground that the period thereof or anything contained therein or omitted therefrom would in the opinion of the Landlord's Surveyor be or be likely to be prejudicial to its interest in the demised premises whether during the term or following the expiration thereof


                                         21.
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    (d)  At the expense of the Tenant to remove any works or alterations carried out or made without any necessary planning permission or other consent required from any competent authority or in respect of which such permission or other consent is withdrawn or lapses and at the expense of the Tenant to comply with every order of the planning or other competent authority requiring the removal or demolition of or other work in connection with any such works or alterations and in all such cases at its own expense and to the satisfaction of the Landlord to make good all damage caused by such removal demolition or other work

    (e) Unless the Landlord shall otherwise in writing direct to carry out before the date of expiration or sooner determination o.the term any works stipulated to be carried out to the demised premises as a condition of any planning permission which may have been granted during the term and implemented by the Tenant or any other person whether or not the date by which the


                                         22.
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    planning permission requires such works to be carried out falls within the term

    (f) In any case where a planning permission is granted subject to conditions and if the Landlord reasonably so requires to provide security for the compliance with such conditions and such planning permission shall not be implemented until such security shall have been provided

    (g) If reasonably required by the Landlord but at the cost of the Tenant to appeal against any refusal of planning permission or the imposition of any conditions on a planning permission in either case made pursuant to an application therefor under this sub-clause

BREACH OF PLANNING ACTS

    (11) Not to do or omit to be done any act matter or thing in on or respecting the demised premises which shall contravene the provisions of the Planning Acts and at all times hereafter to keep the Landlord indemnified against all actions proceedings costs expenses claims and demands in respect of any such act matter or thing


                                         23.
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COMPENSATION UNDER PLANNING ACTS

    (12) That if the Tenant shall receive any compensation in respect of the interest of the Tenant hereunder because of any restriction placed upon the user of the demised premises under or by virtue of the Planning Acts then if and when the Tenant's interest hereunder shall be determined by surrender or under the power of re-entry herein contained the Tenant shall forthwith make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation

ALTERATIONS

    (13) (a) Not to erect any new building or erection or make or permit or suffer to be made any alterations or additions to the demised premises or cut alter or injure any part thereof and not to make any change in the existing design or appearance of the demised premises PROVIDED ALWAYS that the Tenant may with the prior written consent of the Landlord carry out internal non-structural alterations to any buildings for the time being erected on the demised premises PROVIDED FURTHER that


                                         24.
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         if the Landlord shall consent in writing to the Tenant carrying out internal non-structural alterations the Tenant shall not make any such alterations except in accordance with plans elevations sections and specifications previously approved by the Architects and Surveyors of the Landlord and the Superior Landlord (the Tenant paying the reasonable fees of such Architects and Surveyors in relation thereto)

         (b) Not to make any alteration or addition to the electrical installation of the demised premises save in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the regulations of the Electricity Supply Authority

         (c) If the Tenant shall make any addition or alteration to the demised premises then at the expiration or sooner determination of the term if so required by the Landlord at the Tenant's own cost to reinstate and make good the demised premises to the satisfaction of the Landlord and restore the same to the


                                         25.
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         same plan and design as if such addition or alteration (or such of them as may be specified by the Landlord) had not been made and to pay the expenses incurred by the Landlord (including all professional fees) of and incidental to the superintendence of such reinstatement and making good

PROHIBITED ALIENATION

    (14) (a) Not to assign underlet or charge part of the demised premises (meaning a portion only and not the whole thereof) or agree to do so and not to part with or share the possession or occupation of the whole or part of the demised premises or agree to do so

         (b) Not to hold or occupy the demised premises or any part thereof as nominee trustee or agent or otherwise for the benefit of any other person

PROVISIONS RELATING TO SUB-LETTINGS ETC

    (15) (a) Not to create any interest in the demised premises (however remote or inferior) otherwise than at the full rack rent (being not less than the rent then payable under this Lease) without a fine or premium and with provision for


                                         26.
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         rent reviews coinciding with the reviews under this Lease

         (b) To procure in any underletting of the demised premises that the rent under such underletting is reviewed in accordance with the terms of the said rent reviews but not to agree the rent payable thereunder with the undertenant without the prior written consent of the Landlord (such consent not to be unreasonably withheld) and to procure that if the rent under any Underlease is to be determined by an independent person not to determine whether such person is to act as an expert or as an arbitrator without the Landlords prior written consent and to procure that the Landlord's representations as to the rent payable thereunder are made to such independent person to the reasonable satisfaction of the Landlord

         (c) Not to vary the terms of or accept any surrender of any underlease permitted under this Clause (or agree so to do) without the Landlord's written consent (such consent not to be unreasonably withheld)


                                         27.
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ALIENATION WITH LANDLORD'S LICENCE

    (16) Not to assign underlet or charge the whole of the demised premises without the previous consent in writing of the Landlord and Provided That the Landlord may as a condition for giving its consent for any permitted assignment or underletting require the proposed assignee or underlessee to enter into a direct covenant with the Landlord to perform and observe the Tenant's covenants and the conditions contained in this Lease (save as to payment of rent in the case of an underletting) and Provided Further that:-

         (a) if an intended assignee shall be a limited company then if the Landlord shall so require two (or more if the Landlord so requires) of its directors of satisfactory standing shall join in such deed as sureties for such company in order jointly and severally to covenant with the Landlord as sureties that such company will pay the said rents and perform and observe the said covenants and to indemnify the Landlord against all loss damages costs and expenses arising by reason of any default by the company and such covenant


                                         28.
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         shall further provide that any neglect or forbearance of the Landlord shall not release or exonerate the sureties and shall further provide for the sureties to accept a new lease of the demised premises upon disclaimer of this Lease by the company or on its behalf if so required by the Landlord within three months of such disclaimer such new lease to be for the residue then unexpired of the term and at the rents payable and subject to the same Tenant's covenants and to the same provisos and conditions as those in force immediately before such disclaimer and to be granted at the cost of the sureties in exchange for a counterpart duly executed by the sureties and

         (b) upon the Landlord consenting to an underletting of the demised premises to procure that the underlease shall contain:-

              (i) an unqualified covenant on the part of underlessee with the Landlord that the underlessee will not assign or charge (or agree so to do) any part of the premises (as


                                         29.

              distinct from the whole) thereby demised and will not underlet or (save by way of an assignment of the whole) part with or agree so to do or share possession of or permit any person to occupy the whole or any part of the premises thereby demised

              (ii) a covenant on the part of the underlessee with the Landlord that the underlessee will not assign or charge (or agree so to do) the whole of the premises thereby demised without the previous consent in writing of the Landlord

              (iii) covenants by the underlessee to prohibit the underlessee from doing or suffering any act or thing upon or in relation to the premises demised by, the Underlease which will contravene any of the Tenant's obligations in this Lease

              (iv) provision for review of the rent reserved by the Underlease corresponding both as to the terms


                                         30.

              and dates with the provisions set out in Clause 6 hereof for review of the yearly rent first hereby reserved

REGISTRATION OF DEALINGS

    (17) Within one month after any Assignment of the term or after any underletting by the Tenant or after any assignment of any Underlease or after any devolution by Will or otherwise of the term or any Mortgage or Charge affecting the term to produce to and leave with the Landlord's solicitors the deed instrument or document effecting the same together with a certified copy thereof and to pay such reasonable fee (being not less than 15.00 (pounds)) as they may require and such fees as may be payable to the Superior Landlord and to procure that every document creating an underletting of the demised premises or any part thereof shall contain a similar covenant by the underlessee with the Tenant and the Landlord PROVIDED THAT registration of any such deed instrument or document shall be evidence of notification of such transaction to the Landlord but shall not require the Landlord to consider the terms of such transaction or the said deed


                                         31.

    instrument or document and shall not be evidence that it has done so

COSTS IN RESPECT OF BREACH OF COVENANT

    (18) To pay all expenses (including professional fees) incurred by the Landlord arising out of or incidental to any breach of the Tenant's covenants herein contained and in the preparation and service of any notice whether served before or after the determination of this Lease (including a notice under Section 146 of the Law of Property Act 1925) requiring the Tenant to remedy such breach notwithstanding that forfeiture may be avoided otherwise than by relief granted by the Court and any Schedule of Dilapidations (including a terminal Schedule)

PARTY ITEMS

    (19) Insofar as the same is not included in the Tenant's proportion of the service charge to pay a fair and proper proportion of the expense (including any professional fees) of repairing rebuilding painting maintaining cleaning and lighting all party structures and all roofs conducting media boundary structures forecourts yards roads ways entrances passages staircases and other


                                         32.

    amenities or things the use or benefit of which is common to the demised premises and any adjoining or neighbouring premises notwithstanding that any part of any such item may not be specifically used or appear to be i usable by the Tenant in relation to the demised premises such proportion to be determined by the Landlord's surveyors whose determination shall be final and binding on the Tenant

NUISANCE

    (20) Not to use the demised premises for any illegal or immoral purpose or for any noisy noxious dangerous or offensive trade manufacture or business or for anything which may be or become a nuisance annoyance or cause damage or inconvenience to the Landlord or the tenants or occupiers of any adjoining or neighbouring property or to any local or other authority

INSURANCE REQUIREMENTS

    (21) (a) At all times during the term to comply with all requirements of the insurers of the demised premises

         (b) Not without the Landlord's prior written consent to effect any insurance


                                         33.

         of the demised premises (other than of the glass or contents)

         (c) Not to do anything which may prejudice any policy of insurance for the time being in force in respect of the demised premises or any adjoining or nearby premises or which may result in such insurance becoming void or voidable or the rate of premium under such insurances being increased and if the payment of any insurance monies is refused as a result of anything done by the Tenant to pay to the Landlord on demand with interest at the prescribed rate the amount so refused

PROHIBITION OF DANGEROUS SUBSTANCES

    (22) Not to store or bring upon the demised premises any substance or article of a specially combustible inflammable or dangerous nature

PREVENTION OF FIRE

    (23) To keep the demised premises equipped with effective fire fighting equipment maintained in good working order and to comply with all regulations of the fire authority and other precautions against fire


                                         34.

    which may be deemed necessary by the Landlord's surveyor or insurers

USER

    (24) At all times during the term to use the demised premises as an industrial building or structure as defined in Section 7 of the Capital Allowances Act 1968 and to which Section 73 of the Finance Act 1982 applies and for no other purpose

    PROVIDED that the Tenant hereby acknowledges and admits that notwithstanding the foregoing provisions as to the use of the demised premises permitted to the Tenant the Landlord does not thereby or in any way give or make any representation or warranty that any such use is a permitted use within the provisions of the Planning Acts nor shall any consent in writing which the Landlord may hereafter give to any change of use be taken as including any such representation or warranty and that notwithstanding that any such use is not a permitted use within such provisions the Tenant shall remain fully bound and liable to the Landlord in respect of the obligations undertaken by the Tenant by virtue of this Lease without any compensation recompense or relief of any kind


                                         35.

RUBBISH

    (25) Not to form any refuse dump or scrap heap on the demised premises but to remove not less frequently than once a week all refuse rubbish and scrap which may have accumulated on the demised premises and generally to keep the demised premises clean and in good order

SIGNS AND ADVERTISEMENTS

    (26) Not to affix to or upon any part of the exterior of the demised premises or of the external walls rails or fences thereof any sign placard poster bill signboard inscription or other advertisement except such as shall be approved in writing by the Landlord

NO AUCTIONS

    (27) Not to hold any sale by auction on the demised premises

STATUTORY NOTICES ETC

    (28) Within seven days of the receipt of any notice or order or proposal for an order given issued or made to the Tenant by a planning or other competent authority under or by virtue of the Planning Acts or any other Act of Parliament or otherwise to give full particulars to the Landlord and if so


                                         36.

    required by the Landlord produce such notice to the Landlord and also without delay to take all reasonable or necessary steps to comply with any such notice or order AND ALSO at the request of the Landlord make or join with the Landlord in making such objection or representation against or in respect of any proposal for such a notice or order as the Landlord may deem necessary or expedient

COMPLIANCE WITH LEGISLATION

    (29) To comply forthwith at the Tenant's own expense with any nuisance sanitary or other statutory notice lawfully served by any competent authority upon either the Landlord or the Tenant in respect of the demised premises and similarly to comply with all requirements of all legislation and all requirements of any competent authority so far as they relate to or affect the demised premises or the user thereof or the employment therein of any person or any fixture machinery plant or chattels therein and not at any time during the term to do or omit on or about the demised premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty


                                         37.

    damages compensation costs charges or expenses and to keep the Landlord fully and effectually indemnified against all proceedings costs expenses claims and demands in respect thereof

NOTICE FOR RE-LETTING OR SALE

    (30) To permit the Landlord during the six months immediately preceding the determination of the term or (in the case of the prospective sale of any reversionary interest) at any time during the term to affix and retain without interference upon any part of the demised premises a notice for re-letting or selling the same and during the said six months to permit persons with written authority from the Landlord or the Agent of the Landlord at reasonable times of the day to view the demised premises

PREVENTION OF ENCROACHMENT

    (31) To take all necessary steps to prevent any encroachment upon the demised premises or the acquisition of any new right to light air passage drainage or other easement over upon or under the demised premises and to give notice to the Landlord of any threatened encroachment or attempt to acquire any such easement


                                         38.

PROTECTION OF EASEMENTS

    (32) To use its best endeavours to prevent any easement or right belonging to or used with the demised premises from being obstructed or lost

NO OBSTRUCTION OF LIGHTS

    (33) Not to stop up darken or obstruct any windows or light belonging to the demised premises or to any other part of the Building or any adjoining or neighbouring buildings now or hereafter belonging to the Landlord or prevent the free and uninterrupted access of light and air thereto

YIELDING UP

    (34) To yield up the demised premises with the fixtures and additions thereto at the determination of the term in good and substantial repair and condition in accordance with the covenants hereinbefore contained

COSTS OF LICENCES

    (35) To pay on demand the legal and Surveyors' and other professional fees and disbursements of the Landlord resulting from all applications by the Tenant for any consent or approval of the Landlord required by this Lease including fees' actually


                                         39.

    incurred in cases where consent or approval is refused or the application is withdrawn

COSTS OF DISTRAINT FOR RENTS

    (36) To pay to the Landlord on demand all costs charges and expenses (including legal and Surveyors' and other professional fees) including Bailiffs' costs incurred by the Landlord for or in connection with the levy of a distress for the rents payable hereunder or any part thereof or as a result of the Bailiff being paid the said rents or any part thereof whether or not any distress in the event be levied or otherwise for or in connection with the recovery of arrears of the said rents or the moneys payable by the Tenant hereunder

PLEDGING CHATTELS AS SECURITY

    (37) Not to give any bill of sale or offer preferential security on the stock in trade or personal chattels of the Tenant which shall for the time being be on or about the demised premises

GENERAL INDEMNITY FOR ACTS OF TENANT

    (38) To be responsible for and to indemnify the Landlord against (a) all damage loss or injury occasioned to the demised premises or any adjoining or neighbouring premises or the


                                         40.

    utilities or conducting media thereof or to any person or chattels (whether or not upon the demised premises) caused by any act default or negligence
    of the Tenant or the servants agents    licencees or invitees of the Tenant
    or by reason of any defect in the demised premises or any part thereof &
    (b) (without prejudice to the foregoing) all losses claims proceedings costs & expenses occasioned by any default in the Tenant's obligations under this Lease

VAT

    (39) To pay and indemnify the Landlord against any Value Added Tax payable in respect of any costs fees or other moneys for which the Tenant is liable pursuant to this Lease

NOT TO OVERLOAD

    (40) Not to overload any floor of the demised premises or impose upon any part of the structure a strain greater than that which it is designed or able to bear

NO AERIALS

    (41) Not to erect any aerial upon the outside of the demised premises or of the Building

USE OF COMMON AREAS


                                         41.

    (42) Not to damage misuse or obstruct the Common Areas in any way

NO OUTSIDE STORAGE OR DISPLAY

    (43) Not to place or store or exhibit any goods or materials for sale or otherwise outside the demised premises

PARKING AREAS

    (44) Not to use such parts of the Property as are laid out as parking areas otherwise than for the parking of the number of private motor vehicles permitted by Clause 2 (1) of persons employed in or visiting the demised premises

CONDUCTING MEDIA

    (45) Not to overload damage obstruct or otherwise misuse any conducting media (whether or not serving the demised premises)

LANDLORD'S REGULATIONS

    (46) To comply with any regulations which the Landlord may make consistently with the terms of this Lease to govern the use and enjoyment of the Property and/or any land or premises used or to be used in common or jointly with any other person by the tenants and occupiers thereof

MAINTENANCE CONTRACTS


                                         42.

    (47) At the Tenant's cost to enter into such contracts as the Landlord may require with reputable contractors for the repair maintenance inspection and servicing of any central heating air conditioning and fire fighting equipment serving the demised premises or any plant and' machinery contained therein

BREACHES BY UNDERTENANTS TO BE REMEDIED

    (48) Forthwith upon discovering any breach of any of the Tenant's covenants or conditions contained in this Lease by any undertenant or other person in occupation of the demised premises to take all necessary steps and proceedings to remedy such breach

LANDLORD TO BE INFORMED OF DEFECTS

    (49) To inform the Landlord immediately in writing of any defect in the demised premises which might give rise to a duty imposed by common law or statute on the Landlord in favour of any other person (including the Tenant)

TO PROVIDE INFORMATION AS TO OCCUPANCY

    (50) Within one month after any written request by the Landlord to notify the Landlord in writing:-


                                         43.

         (a) whether the Tenant occupies the demised premises wholly or in part

         (b) whether the Tenant has granted an Underlease of the whole or any part of the demised premises and if so then to comply forthwith with the provisions of Clause 3(17) of this Lease (if such provisions have not already been complied with) and to advise the Landlord of the rent reserved by any Underlease and the full name and address of any underlessee and

         (c) whether there are any grounds known to the Tenant on which an application under Section 24(1) or Section 26(1) of the Landlord and Tenant Act 1954 might reasonably be opposed by the Competent Landlord (as defined by that Act)

FRONT DOOR

    (51) To ensure that the front door of the building is kept securely locked at all times except when actually in use by persons entering or leaving the building

    (52) To use and procure that all employees invitees visitors of the Tenant or other persons under the control of the Tenant shall use the said sanitary conveniences in a


                                         44.

    proper and reasonable manner and not to throw dirt rubbish rags or other refuse or permit the same to be thrown into the sinks basins or lavatories

4.  THE LANDLORD hereby covenants with the Tenant:-

QUIET ENJOYMENT

    (1) That the Tenant paying the rents hereby reserved and performing and observing the covenants on the Tenant's part herein contained shall peaceably hold and enjoy the demised premises during the term without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord

INSURANCE AND REINSTATEMENT

    (2) Subject to the due payment at all times of the yearly rent secondly hereby reserved to keep the demised premises insured in the full reinstatement value thereof against loss or damage by the insured risks (and so that the amount for loss of rent may take into account a reasonable estimate of potential increases pursuant to Clause 6) subject to such excesses exclusions or limitations as the Landlord or its Insurers may require in some insurance office of repute or with such


                                         45.

    underwriters and through such agency as the Landlord may from time to time decide and to make all payments necessary for such purpose when the same shall respectively become payable and to cause all moneys received by virtue of such insurance to be laid out (subject to the Landlord being able to obtain all necessary consents) in rebuilding and reinstating the demised premises and the Tenant will pay the Landlord on demand with interest at the prescribed rate the amount equivalent to any excess which may be applicable to such insurance Provided Always that

         (a) the Landlord's obligation under this covenant shall cease if the insurance shall be rendered void or voidable by reason of any act or default of the Tenant and

         (b) if the rebuilding or reinstatement of the demised premises or the Building shall be prevented or frustrated all such insurance moneys shall be the absolute property of the Landlord

         (c) the Landlord shall at the Tenant's cost whenever reasonably required on 14 days' notice produce to the Tenant or


                                         46.

         his agent at the offices of the Landlord or the Landlord's solicitors the policy of insurance and the receipt for the current year's premium

5.  PROVIDED ALWAYS and it is hereby expressly agreed as follows:-

PROVISO FOR RE-ENTRY

    (1) If the rents hereby reserved or any part thereof shall at any time be unpaid for twenty-one days after becoming payable (whether formally demanded or not) or if the covenants on the Tenant's part herein contained shall not be performed or observed or if the Tenant for the time being (or any of them) shall become bankrupt or make any assignment for the benefit of creditors or enter into an agreement or make any arrangement with creditors for liquidation of the debts of the Tenant by composition or otherwise or suffer any distress or process of execution to be levied on the goods of the Tenant or being a corporation shall go into liquidation or if a Receiver shall be appointed of any part of its undertaking or if the demised premises shall be vacant or unoccupied for a period of three consecutive months then and in any such case it shall be


                                         47.

    lawful for the Landlord at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the rights of action of the Landlord in respect of any antecedent breach of the Tenant's covenants herein contained

CESSER OF RENT

    (2) In case the demised premises or any part thereof shall at any time during the term be destroyed or damaged by fire or aircraft or other insured risks so as to be unfit for occupation and use and the policy of insurance effected by the Landlord shall not have been vitiated or payment of the policy moneys refused in whole or in part in consequence of any act or default of the Tenant then from the date of such destruction or damage the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the demised premises shall be again rendered fit for occupation and use or until the expiration of two years whichever shall first occur and any dispute regarding the cesser of rent shall be referred to a


                                         48.

    single arbitrator to be appointed in default of agreement upon the application of either party by the President_for the time being of the Royal Institution of Chartered Surveyors or such professional body of surveyors as the Landlord shall designate under the Arbitration Acts 1950 and 1979

RECEIPT OF RENT NOT WAIVER

    (3) The receipt of rent by the Landlord shall not be deemed to be a waiver of any of the covenants provisions or conditions herein contained and on the part of the Tenant to be observed and performed

NO COMPENSATION

    (4) Any entitlement of the Tenant or any undertenant to compensation from the Landlord on quitting under the Landlord and Tenant Act or other legislation shall be excluded (so far as permitted by law)

EXCLUSION OF RESTRICTIONS BY IMPLICATION

    (5) Nothing herein contained or implied shall impose any restriction on the use of any property not comprised in this Lease or give the Tenant the benefit of or the right to enforce or to have enforced or to permit the release or modification of any covenant agreement or condition entered into by any


                                         49.

    purchaser from or by any lessee or occupier of the Landlord in respect of property not comprised in this Lease or prevent or restrict in any way the development of any property not comprised in this Lease

LIMITATION OF LANDLORD'S LIABILITY

    (6) Notwithstanding anything herein contained the Landlord shall not be liable or responsible for:-

         (a) any interruption in the utilities services amenities or facilities normally available to the Tenant by reason of any necessary repair or maintenance of any plant equipment conducting media or other apparatus or damage thereto or destruction thereof through any cause beyond the Landlord's control or by reason of mechanical or other defect or breakdown or freezing or other inclement conditions or unavoidable shortage of fuel materials or labour

         (b) any act omission or negligence of any servant or agent of the Landlord in or about the performance of any duty relating to any such utilities services amenities or facilities


                                         50.

         (c) any defect or want of repair relating to any matter for which the Landlord may be responsible unless the Landlord shall have had actual notice thereof

         (d) any accident or occurrence of injury or loss of or damage to goods or chattels sustained by the Tenant or any invitee of the Tenant upon any part of the Property by reason of any act omission or negligence of any servant or agent of the Landlord or of any other person whether or not such person is under the direction or control of the Landlord

RENT REVIEWS

6. (1) PROVIDED ALWAYS AND IT IS HEREBY AGREED that after the expiration of each period of five years (the time in each case being computed from the commencement date and the date of expiration of each such period being hereinafter referred to as the "relevant review date") the yearly rent first hereby reserved for the time being payable hereunder shall be reviewed (the Landlord being entitled at any time within the period of twelve months next before the relevant review


                                         51.

    date or at any time thereafter to serve notice in writing upon the Tenant requiring a review of the rent hereby reserved) and from and after each relevant review date the yearly rent payable in respect of the demised premises shall be such sum (the "reviewed rent") as shall be agreed between the Landlord and the Tenant (or determined as hereinafter appearing) as represents the best yearly open market rack rental value of the demised premises as at the relevant review date as between a willing landlord and a willing tenant without taking a fine or premium for a term of years commencing on the relevant review date and equal in length to the whole of the term with vacant possession and taking no account of

         (i) any goodwill attributable to the demised premises by reason of any trade or business carried on therein by the Tenant

         (ii) any improvements to the demised premises carried out during the term by the Tenant with the consent of the Landlord other than any


                                         52.

         improvements effected at the expense of the Landlord or in pursuance of any obligation to the Landlord whether under the provisions of this Lease or any other document

    But upon the supposition (if not a fact) that the demised premises and the Property shall be in good and substantial repair and free from defects and ready for immediate beneficial occupation and that all the Tenant's and the Landlord's covenants shall have been complied with and in all other respects on the terms and conditions of this Lease including the provisions of this clause and if the Landlord and the Tenant have not agreed on the amount of the reviewed rent by a date three months before the relevant review date then and in any such case the question shall as soon as practicable be referred by either party to the decision of some competent person ("the Surveyor") to be agreed upon by the Landlord and by the Tenant or (in the event of failure so to agree) to be nominated by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors or such professional


                                         53.

    body of Surveyors as the Landlord shall designate who shall at the option of the Landlord to be notified to the Surveyor and the Tenant in writing within 21 days following the agreement of the parties as to the identity of the Surveyor or the nomination of the Surveyor as aforesaid act either as an arbitrator pursuant to the provisions of the Arbitration Acts 1950 and 1979 or as an expert valuer whose decision shall be final and binding on all persons who are or have been parties hereto and which decision shall be given within two months of his appointment or within such extended period as may be reasonable

    (2) Notice in writing of his appointment shall be given by the Surveyor to the Landlord and the Tenant and he shall invite each to submit within a specified period (which shall not exceed four weeks) a valuation accompanied if desired by a statement of reasons

    (3) If the Surveyor shall fail to determine the open market rent and give notice thereof within the time and in the manner provided or if he shall relinquish his appointment or die or if it shall become apparent that for any


                                         54.

    reason he will be unable to complete his duties the Landlord nay apply to the said President for a substitute to be appointed in his place which procedure may be repeated as may times as necessary

    (4) The fees of the Surveyor shall be shared as the Surveyor shall determine

    (5) In the event of the reviewed rent not being ascertained by the relevant review date then:-

         (a) during the period ("the said interval") from the relevant review date to the quarter day immediately following the date on which the reviewed rent shall be agreed or (failing agreement) the decision of the Surveyor shall have been communicated to the Landlord and the Tenant the rent payable hereunder shall continue to be paid at the rate payable immediately before the relevant review date

         (b) at the expiration of the said interval there shall be due as additional rent a sum ("the shortfall") equal to the amount (if any) by which the rent actually payable during the said interval falls short of the rent


                                         55.

         which would have been payable during the said interval if the reviewed rent had been ascertained by the relevant review date

         (c) at the expiration of the said interval the Tenant shall pay interest on the shortfall at the prescribed rate

         (d) such interest shall be calculated from each quarter day during the said interval to the end of the said interval on the portion of the shortfall which would have been payable on that quarter day (if the reviewed rent had been ascertained by the relevant review date)

    (6) In no event shall the reviewed rent payable after each relevant review date be less than the yearly rent payable immediately before such relevant review date

    (7) As respects all periods of time referred to in this Clause 6 time shall not be of the essence

    (8) If on any relevant review date there shall be in force any act which shall restrict interfere with or affect the Landlord's right to revise the rent hereby reserved in accordance with the terms hereof then the Landlord shall be entitled once


                                         56.

    following each removal or modification of such Act to serve notice requiring a review of the said rent (hereinafter called an "interim notice") upon the Tenant and from and after the date of service of such interim notice until the next relevant review date the rent shall be increased to whichever is the higher of the best yearly open market rack rental value of the demised premises (determined in accordance with this Clause) at the date of service of the interim notice and the rent payable immediately prior thereto and the provisions of this Clause shall apply accordingly with the substitution of the said date of service for the relevant review date

    (9) The Landlord may at any time earlier than three months before the end of the term serve notice in writing upon the Tenant requiring a review of the rent hereby reserved as at the date seven days before the expiration of the term and in such event such date shall be treated as a relevant review date and the provisions of sub-clauses (1) to (8) of this Clause 6 shall apply accordingly

    (10) A memorandum of any increased rent determined pursuant to this Clause 6 shall as


                                         57.

    soon as may be after such determination be endorsed on or annexed to the Lease and Counterpart thereof and signed by or on behalf of the Landlord and the Tenant respectively

NOTICES

7.  THIS Deed shall incorporate the regulations as to notices contained in
Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962

LEGAL COSTS OF LEASE

8. THE Landlord's Solicitors' fees and disbursements incurred in connection with the preparation and completion of this Lease and Counterpart thereof together with the stamp duties payable thereon shall be paid by the Tenant

SURETIES

9. THE Sureties in consideration of the demise hereinbefore contained being made by the Landlord at the Sureties' instance and request HEREBY JOINTLY AND SEVERALLY COVENANT with AND GUARANTEE to the Landlord that the Tenant will at all times during the term pay the rents hereby reserved (including any increased rent determined pursuant to Clause 6) and all other sums and payments agreed to be paid by the Tenant at the respective times and in manner hereinbefore appointed for


                                         58.

payment thereof and will also duly perform and observe and keep the several covenants and obligations hereinbefore on the part of the Tenant contained PROVIDED THAT if the Tenant fails to pay the rents hereby reserved and all other sums and payments agreed to be paid and/or fails to perform and observe the covenants and obligations hereinbefore on the part of the Tenant contained then the Sureties and the Sureties only shall exercise the option of EITHER

    (i) making good to the Landlord all losses costs and expenses sustained by the Landlord through the default of the Tenant in respect of such matters provided that any neglect or forbearance of the Landlord in endeavouring to obtain payment of the said rents and payments as and when the same become due or its delay to take steps to enforce performance or observance of the several covenants and obligations herein on the part of the Tenant contained and any time which may be given by the Landlord to the Tenant or that the Tenant may have ceased to exist or any other act or thing shall not release or in any way lessen or affect the liability of the Sureties under this guarantee AND the Sureties hereby further jointly and severally


                                         59.

    covenant that if in those circumstances the Landlord shall so require by notice in writing the Sureties will accept within three months of service of such notice a Lease of the demised premises for a term equivalent to the residue then unexpired of the Lease at the same rents as shall be payable hereunder immediately prior to such notice (with provision for the review of rent at the times and in the manner contained in this Lease) and subject to the like covenants provisos and conditions as are contained in this Lease with the exception of this clause 9 the said new Lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer or forfeiture and in such case the Sureties shall pay the Landlord's % costs of and accept such new Lease accordingly and will execute and deliver to the Landlord a counterpart thereof OR

    (ii) offering to the Landlord whereupon the Landlord shall accept a full surrender of the residue then unexpired of the Lease and the release of all covenants and obligations contained therein on the part of both the Tenant and the Sureties and the Sureties hereby jointly and severally covenant to pay


                                         60.

    or cause to be paid to the Landlord a sum equivalent to six of the quarterly payments of rent payable hereunder at the rate applicable at the date of the exercise of the said option but the calculation of such sum will not include any additional rent or insurance premium payable under the terms of this Lease and it is further agreed that if the Sureties exercise the second option herein then the Sureties and the Tenant shall be released from all further liability under the terms of this Lease


I N   W I T N E S S whereof the Landlord and the Sureties have hereunto set their respective hands and seals and the Tenant has caused its Common Seal to be hereunto affixed the day and year first above written

                         THE FIRST SCHEDULE - SEE CLAUSE 2(1)

                       (ITEMS INCLUDED IN THE DEMISED PREMISES)

1. The inner surfaces and interior decorative finishes of walls and stanchions which are exterior walls of the Building and their stanchions (but not other parts of such exterior walls or stanchions) and the inner surfaces of the ceilings


                                         61.

2.  The floor finishes but not items below such finishes

3. The inner half severed medially of internal walls dividing the demised premises from other parts of the Building and the whole of all other internal walls or partitions

4.  Windows and window frames

5.  All additions and improvements to the demised premises

6. All Landlord's fixtures and fittings in or upon the demised premises whether or not installed at the date hereof

7.  Any conducting media exclusively serving the demised premises


                         THE SECOND SCHEDULE - SERVICE CHARGE

                                 PART I - DEFINITIONS

1. "Unit" means a part of the Property (including the demised premises) let or intended for letting

2. "the Common Areas" means all parts of the Property other than any Unit including (without prejudice to the generality of the foregoing) the following insofar as the responsibility for the repair and maintenance thereof is not imposed exclusively on any one lessee of the Property


                                         62.

either under the covenants contained in this Lease or in any other lease of a Unit:-

    (a) All roads ways forecourts yards parking areas and other open spaces and unbuilt areas

    (b) All entrances passages halls staircases and other parts of the Building or any other building or structure upon the Property

    (c) All plant machinery equipment utilities and conducting media in under or serving the areas referred to in paragraphs 2(a) and (b) of this Schedule

    (d) All boundary walls fences and other boundary structures of the Property

3.  "service charge" means the aggregate cost to the Landlord of:-

    (a) repairing renewing redecorating maintaining and cleaning the structure and exterior of the Building and all other parts thereof the responsibility for the repair and maintenance whereof is not imposed exclusively on any one Lessee of the Property or any unit under the covenants contained in this Lease or in any other lease of a unit and of any other building or erection upon the Property which accommodates any Unit other than those parts of the said structure and exterior maintainable by occupational


                                         63.

    tenants or lessees in pursuance of the demise to them

    (b) repairing renewing redecorating maintaining cleaning and lighting the Common Areas and any land adjoining the Property used for the benefit of any part of the Property and any plant machinery equipment (including entryphone) and conducting media serving or used for the benefit of any part of the Property other than those exclusively serving one Unit

    (c) carrying out or contributing to the repair renewal redecoration maintenance cleaning and lighting of party structures and all conducting media boundary structures forecourts yards roads ways amenities and things used or enjoyed by the occupiers of the Property or any part of it in common with the owners or occupiers of any adjoining or neighbouring property

    (d) executing such works and complying with such requirements relating to the Common Areas (or other land or thing as referred to in paragraph 3(b) of this Schedule) as are directed or required by any Act of Parliament or by any statutory local or other competent authority


                                         64.
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    (e)  tending maintaining and renewing all gardens and grassed planted or landscaped areas and all trees shrubs grass and other plants within the Common Areas

    (f) cleaning the windows of the Property inside and out at least once in every period of two months

    (g) regulating and controlling the movement ad parking of vehicles upon the Property

    (h) paying and discharging all rates outgoings and charges for utilities imposed assessed or charged on any part of the Common Areas

    (i) providing (if and to the extent that the Landlord considers it appropriate) security fire fighting and prevention apparatus cleaning lighting refuse collection entryphone and any other services which the Landlord shall in its absolute discretion procure for the better use and enjoyment of the Property and its facilities

    (j) retaining managing agents and professional advisers and all other costs and expenses incurred in connection with the management and administration of the Property and the preservation or improvement of its


                                         65.

    use and enjoyment and the provision of the services

    (k) insuring the Common Areas and the utilities and services of the Property and third party and public liability and liability under the Defective Premises Act 1972 in relation to the Property and any other risks relating to the management of the Property and the provision of services for it

    (l) providing a contingency fund in each year of a reasonable sum to cover the prospective and contingent costs of carrying out necessary repairs decorations and replacements to the Property and any premiums on sinking fund policies covering future capital expenditure on fixtures and fittings

    (m) The cost of carrying out works or services of any kind whatsoever which the Landlord may deem desirable or necessary for the purpose of maintaining or improving the services in or for the Property and the cost of any other services reasonably provided by the Landlord from time to time for the better employment or use of the Property by its occupiers

    (n) The proper fees charges expenses and commissions payable to any solicitor


                                         66.

    accountant surveyor valuer architect engineer and managing agent which the Landlord may from time to time employ in connection with the management repair and maintenance of the Building

    (o) Value Added Tax on the cost of any of the services provided under this Lease

4. "service charge period" shall mean the period for which the service charge is calculated as from time to time determined by the Landlord and notified to the Tenant



                PART II - CALCULATION AND COLLECTION OF SERVICE CHARGE

5. The determination by the Landlord of the amount of the service charge or the Tenant's proportion of the service charge shall be accepted by the Tenant as final-and binding if verified by the Landlord's Surveyor

6. Advance payments on account of the Tenant's proportion of the service charge shall be paid by the Tenant according to the reasonable estimate made by the Landlord's Surveyor of the amount of the service charge for the current service charge period by equal installments each of the usual quarter days occurring during such current service charge period but shall be subject to adjustment


                                         67.

under paragraphs 7 and 8 of this Schedule and the first advance payment (being a proportion from the date hereof to the quarter day next following) shall be made on the execution hereof

7. The Landlord shall as soon as practicable after the end of each service charge period supply to the Tenant a statement verified by the Landlord's Surveyor giving particulars of the service charge incurred for that service charge period and if the Tenant's proportion of the service charge shall be more or less than the total of the payments on account paid by the Tenant during that service charge period under paragraph 6 of this Schedule then any sum due to or payable by the Landlord by way of adjustment to the Tenant's proportion of the service charge shall be added to or subtracted from (as the case may be) the next advance payment on account of the Tenant's proportion of the service charge on the quarter day following the date of receipt by the Tenant of the verified statement

8. Notwithstanding the previous provisions of this Schedule the Landlord may at any time during the currency of any service charge period by notice to the Tenant increase the amount of any or all of the remaining payments on account of the


                                         68.

Tenant's proportion of the service charge for that service charge period



                                         69.